Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)
SECOND QUARTER FISCAL YEAR 2024
EARNINGS ANNOUNCEMENT
PREPARED CFO REMARKS
CRA is providing these prepared remarks by CFO Dan Mahoney in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.
As previously announced, the conference call will be held August 1, 2024 at 10:00 a.m. ET. These prepared remarks will not be read on the call.
Q2 Fiscal 2024 Summary (Quarter ended June 29, 2024)
•Revenue: $171.4 million
•Net income: $6.5 million, or 3.8% of revenue; non-GAAP net income: $12.7 million, or 7.4% of revenue
•Net income per diluted share: $0.94; non-GAAP net income per diluted share: $1.83
•Operating margin: 6.6%; non-GAAP operating margin 11.4%
•Non-GAAP EBITDA: $22.3 million, or 13.0% of revenue
•Effective tax rate: 32.0%; non-GAAP effective tax rate 29.4%
•Utilization: 74%
•Consultant headcount at the end of Q2 of fiscal 2024: 968, which consists of 157 officers, 531 other senior staff and 280 junior staff
•Cash and cash equivalents: $24.6 million at June 29, 2024
•Revolving credit facility borrowing capacity: $158.5 million at June 29, 2024

Revenue
For Q2 of fiscal 2024, revenue was $171.4 million, compared with revenue of $162.0 million for Q2 of fiscal 2023.
Headcount
The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023
Officers	157	158	156	155	156
Other Senior Staff	531	544	527	529	522
Junior Staff	280	295	321	330	293
Total	968	997	1,004	1,014	971
Utilization
For Q2 of fiscal 2024, companywide utilization was 74%, compared with 72% for Q2 of fiscal 2023.
Client Reimbursables
For Q2 of fiscal 2024, client reimbursables were $16.4 million, or 9.5% of revenue, compared with $17.3 million, or 10.7% of revenue, for Q2 of fiscal 2023.
Selling, General and Administrative (SG&A) Expenses
For Q2 of fiscal 2024, SG&A expenses were $32.0 million, or 18.7% of revenue, compared with $29.8 million, or 18.4% of revenue, for Q2 of fiscal 2023. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 2.2% of revenue for Q2 of fiscal 2024, compared with 2.3% in Q2 of fiscal 2023. Excluding these commissions, SG&A expenses were 16.4% of revenue for Q2 of fiscal 2024, compared with 16.1% in Q2 of fiscal 2023.

	Fiscal Quarter Ended
$ in 000’s	June 29, 2024	As a % of Revenue	July 1, 2023	As a % of Revenue
SG&A expenses	$32,016	18.7%	$29,846	18.4%
Less: commissions to non-employee experts	3,816	2.2%	3,798	2.3%
SG&A expenses excluding commissions	$28,200	16.4%	$26,048	16.1%
Depreciation & Amortization
For Q2 of fiscal 2024, depreciation and amortization expenses amounted to $2.8 million, or 1.6% of revenue, compared with $2.9 million, or 1.8% of revenue, for Q2 of fiscal 2023.
Forgivable Loan Amortization
For Q2 of fiscal 2024, forgivable loan amortization was $14.4 million, or 8.4% of revenue, compared with $9.7 million, or 6.0% of revenue, for Q2 of fiscal 2023.
Share-Based Compensation Expense
For Q2 of fiscal 2024, share-based compensation expense was approximately $1.4 million, or 0.8% of revenue, compared with $1.2 million, or 0.7% of revenue, for Q2 of fiscal 2023.
Operating Income
For Q2 of fiscal 2024, operating income was $11.3 million, or 6.6% of revenue, compared with operating income of $15.9 million, or 9.8% of revenue, for Q2 of fiscal 2023. Non-GAAP operating income was $19.5 million, or 11.4% of revenue, for Q2 of fiscal 2024, compared with $15.9 million, or 9.8% of revenue, for Q2 of fiscal 2023.

	Fiscal Quarter Ended
$ in 000’s	June 29, 2024	As a % of Revenue	July 1, 2023	As a % of Revenue
Income from operations	$11,288	6.6%	$15,914	9.8%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Non-cash valuation change in contingent consideration	—	—%	16	—%
Restructuring (1)	8,176	4.8%	—	—%
Non-GAAP income from operations	$19,464	11.4%	$15,930	9.8%

(1) Includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.
Interest Income (Expense), net
For Q2 of fiscal 2024, net interest expense was $1.5 million, or 0.9% of revenue, compared with net interest expense of $1.6 million, or 1.0% of revenue, for Q2 of fiscal 2023.
Foreign Currency Losses, net
For Q2 of fiscal 2024, net foreign currency losses were $0.2 million, or 0.1% of revenue, compared with net foreign currency losses of $0.7 million, or 0.4% of revenue, for Q2 of fiscal 2023.
Foreign currency losses, net, is comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.
Income Taxes
The following table outlines CRA’s income tax provision recorded and the resulting effective tax rates:

	GAAP		Non-GAAP
	Fiscal Quarter Ended		Fiscal Quarter Ended
$ in 000’s	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Tax Provision	$3,076	$4,104	$5,281	$4,269
Effective Tax Rate	32.0%	30.1%	29.4%	29.8%

	Fiscal Quarter Ended
$ in 000’s	June 29, 2024	As a % of Revenue	July 1, 2023	As a % of Revenue
Income before provision for income taxes	$9,614	5.6%	$13,612	8.4%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Non-cash valuation change in contingent consideration	—	—%	16	—%
Restructuring (1)	8,176	4.8%	—	—%
Foreign currency losses, net	190	0.1%	686	0.4%
Non-GAAP income before provision for income taxes	$17,980	10.5%	$14,314	8.8%

GAAP provision for income taxes	$3,076		$4,104
Tax effect on non-GAAP adjustments	2,205		165
Non-GAAP provision for income taxes	$5,281		$4,269

(1) Includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.
Net Income
For Q2 of fiscal 2024, net income was $6.5 million, or 3.8% of revenue, or $0.94 per diluted share, compared with net income of $9.5 million, or 5.9% of revenue, or $1.34 per diluted share, for Q2 of fiscal 2023. Non-GAAP net income for Q2 of fiscal 2024 was $12.7 million, or 7.4% of revenue, or $1.83 per diluted share, compared with $10.0 million, or 6.2% of revenue, or $1.42 per diluted share, for Q2 of fiscal 2023.
Non-GAAP EBITDA
For Q2 of fiscal 2024, non-GAAP EBITDA was $22.3 million, or 13.0% of revenue, compared with $18.8 million, or 11.6% of revenue, for Q2 of fiscal 2023.
Constant Currency Basis
For Q2 of fiscal 2024, revenue was $171.4 million, and net income was $6.5 million, or 3.8% of revenue, or $0.94 per diluted share. On a constant currency basis relative to Q2 of fiscal 2023, Q2 of fiscal 2024 revenue would have remained unchanged at $171.4 million, GAAP net income have remained unchanged at $6.5 million, or 3.8% of revenue, and earnings per diluted share would have unchanged at $0.94 per diluted share.
For Q2 of fiscal 2024, revenue was $171.4 million, and non-GAAP net income was $12.7 million, or 7.4% of revenue, or $1.83 per diluted share. On a constant currency basis relative to Q2 of fiscal 2023, Q2 of fiscal 2024 revenue would have remained unchanged at $171.4 million, non-GAAP net income would have been lower by $0.1 million at $12.6 million, or 7.4% of revenue, non-GAAP earnings per diluted share would have decreased by $0.01 to $1.82 per diluted share, and non-GAAP EBITDA would have been lower by $0.1 million to $22.2 million, or 13.0% of revenue.
A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.
Key Balance Sheet Metrics
Billed and unbilled receivables at June 29, 2024 were $216.6 million, compared with $213.1 million at July 1, 2023. Current liabilities at June 29, 2024 were $252.7 million, compared with $239.0 million at July 1, 2023.
Total Days Sales Outstanding, or DSO, for Q2 of fiscal 2024 was 110 days, consisting of 70 days of billed and 40 days of unbilled. This compares with 115 days reported for Q2 of fiscal 2023, consisting of 74 days of billed and 41 days of unbilled.
Cash and Cash Flow
Cash and cash equivalents was $24.6 million at June 29, 2024, compared with $14.3 million at July 1, 2023.
Net cash provided by operating activities for Q2 of fiscal 2024 was $1.8 million, compared with net cash provided by operating activities of $5.1 million for Q2 of fiscal 2023.
As of June 29, 2024, outstanding borrowings under CRA’s revolving credit facility amounted to $87.0 million. At July 1, 2023, outstanding borrowings under CRA’s revolving credit facility amounted to $80.0 million.
Capital expenditures totaled $2.3 million for Q2 of fiscal 2024, compared with $0.7 million for Q2 of fiscal 2023.
CRA repurchased approximately 140,000 shares of common stock during Q2 of fiscal 2024 for $24.1 million, compared with Q2 of fiscal 2023, when approximately 31,000 shares of common stock were repurchased for $3.0 million.

A quarterly cash dividend of $0.42 per common share, for total dividends and dividend equivalents of $2.9 million, was paid in Q2 of fiscal 2024, compared with a quarterly cash dividend of $0.36 per common share, for total dividends and dividend equivalents of $2.5 million paid in Q2 of fiscal 2023.
GAAP Condensed Consolidated Statement of Cash Flows
CRA has derived the condensed consolidated statement of cash flow data for the years ended December 30, 2023 and December 31, 2022 from its audited financial statements appearing on Form 10-K for the fiscal year ended December 30, 2023, filed with the Securities and Exchange Commission on February 29, 2024. The condensed consolidated statement of cash flow data for the third quarter of fiscal year 2022 and the first, second, and third quarters of fiscal year 2023 and the first and second quarters of fiscal year 2024 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal years ended December 30, 2023 and December 31, 2022 and have been prepared on the same basis as CRA’s audited financial statements.

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2024	2024	2024	2023	2023
Net cash provided by (used in) operating activities	$63,778	$1,807	$(63,080)	$60,099	$64,952
Net cash used in investing activities	(5,637)	(3,816)	(730)	(358)	(733)
Net cash provided by (used in) financing activities	(47,967)	(10,353)	56,052	(43,092)	(50,574)
Effect of foreign exchange rates on cash and cash equivalents	204	(111)	(706)	1,333	(312)
Net increase (decrease) in cash and cash equivalents	$10,378	$(12,473)	$(8,464)	$17,982	$13,333
Cash and cash equivalents at beginning of period	14,271	37,122	45,586	27,604	14,271
Cash and cash equivalents at end of period	$24,649	$24,649	$37,122	$45,586	$27,604

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2023	2023	2023	2022	2022
Net cash provided by (used in) operating activities	$38,954	$5,072	$(70,051)	$60,136	$43,797
Net cash used in investing activities	(7,765)	(720)	(1,132)	(4,981)	(932)
Net cash provided by (used in) financing activities	(31,868)	(25,664)	74,848	(48,212)	(32,840)
Effect of foreign exchange rates on cash and cash equivalents	(671)	64	407	411	(1,553)
Net increase (decrease) in cash and cash equivalents	$(1,350)	$(21,248)	$4,072	$7,354	$8,472
Cash and cash equivalents at beginning of period	15,621	35,519	31,447	24,093	15,621
Cash and cash equivalents at end of period	$14,271	$14,271	$35,519	$31,447	$24,093

Adjusted Net Cash Flows from Operations
Below are the quarterly and last twelve-month reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash flows from operations. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities, along with other non-recurring cash items.

Adjusted Net Cash Flows from Operations	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2024	2024	2024	2023	2023
GAAP net cash provided by (used in) operating activities	$63,778	$1,807	$(63,080)	$60,099	$64,952
Forgivable loan advances	29,880	18,880	5,250	2,000	3,750
Forgivable loan repayments	(1,488)	(288)	—	(1,200)	—
Adjusted net cash flows from operations	$92,170	$20,399	$(57,830)	$60,899	$68,702

Net revenue	$652,397	$171,442	$171,789	$161,613	$147,553

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	9.8%	1.1%	(36.7)%	37.2%	44.0%
Adjusted net cash flows from operations as a percentage of net revenue	14.1%	11.9%	(33.7)%	37.7%	46.6%

Adjusted Net Cash Flows from Operations	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2023	2023	2023	2022	2022
GAAP net cash provided by (used in) operating activities	$38,954	$5,072	$(70,051)	$60,136	$43,797
Forgivable loan advances	30,422	750	16,842	9,517	3,313
Forgivable loan repayments	(616)	—	(616)	—	—
Other non-recurring cash items (1)	121	—	22	69	30
Adjusted net cash flows from operations	$68,881	$5,822	$(53,803)	$69,722	$47,140

Net revenue	$608,227	$161,965	$152,845	$144,976	$148,441

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	6.4%	3.1%	(45.8)%	41.5%	29.5%
Adjusted net cash flows from operations as a percentage of net revenue	11.3%	3.6%	(35.2)%	48.1%	31.8%
(1) Other non-recurring cash items includes acquisition-related costs.
NON-GAAP FINANCIAL MEASURES
In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with the following financial measures that were not calculated in accordance with GAAP: non-GAAP net income, non-GAAP earnings per diluted share, non-GAAP EBITDA, non-GAAP income from operations (and non-GAAP operating margin), non-GAAP provision for income taxes (and non-GAAP effective tax rate), SG&A expenses excluding commissions and adjusted net cash flows from operations. CRA believes that these non-GAAP financial measures are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash flows from operations is used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions, debt repayment and distributions to shareholders. In addition, non-GAAP net income and non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.
As used herein, CRA defines non-GAAP EBITDA as net income before interest expense (net), provision for income taxes, and depreciation and amortization further adjusted for the impact of certain items that we do not consider indicative of its core operating performance, such as non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency losses, net, restructuring costs and related tax effects. Non-GAAP net income, non-GAAP income from operations and non-GAAP provision for income taxes also exclude non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency losses, net, restructuring costs and related tax effects. The adjustments made to non-GAAP adjusted net cash flows from operations add back forgivable loan issuances, net of repayments, along with other non-recurring cash items. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. EBITDA and the financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
JUNE 29, 2024 COMPARED TO JULY 1, 2023
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	June 29, 2024	As a % of Revenue	July 1, 2023	As a % of Revenue	June 29, 2024	As a % of Revenue	July 1, 2023	As a % of Revenue
Revenues	$171,442	100.0%	$161,965	100.0%	$343,230	100.0%	$314,810	100.0%
Costs of services (exclusive of depreciation and amortization)	125,327	73.1%	113,333	70.0%	244,206	71.1%	221,170	70.3%
Selling, general and administrative expenses	32,016	18.7%	29,846	18.4%	62,514	18.2%	58,218	18.5%
Depreciation and amortization	2,811	1.6%	2,872	1.8%	5,603	1.6%	5,815	1.8%
Income from operations	11,288	6.6%	15,914	9.8%	30,907	9.0%	29,607	9.4%

Interest expense, net	(1,483)	-0.9%	(1,616)	-1.0%	(1,948)	-0.6%	(2,187)	-0.7%
Foreign currency losses, net	(191)	-0.1%	(686)	-0.4%	(333)	-0.1%	(1,214)	-0.4%
Income before provision for income taxes	9,614	5.6%	13,612	8.4%	28,626	8.3%	26,206	8.3%
Provision for income taxes	3,076	1.8%	4,104	2.5%	8,397	2.4%	7,780	2.5%
Net income	$6,538	3.8%	$9,508	5.9%	$20,229	5.9%	$18,426	5.9%

Net income per share:
Basic	$0.96		$1.36		$2.93		$2.61
Diluted	$0.94		$1.34		$2.90		$2.56

Weighted average number of shares outstanding:
Basic	6,834		6,983		6,880		7,051
Diluted	6,911		7,080		6,961		7,166

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
JUNE 29, 2024 COMPARED TO JULY 1, 2023
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	June 29, 2024	As a % of Revenue	July 1, 2023	As a % of Revenue	June 29, 2024	As a % of Revenue	July 1, 2023	As a % of Revenue
Revenues	$171,442	100.0%	$161,965	100.0%	$343,230	100.0%	$314,810	100.0%

Net income	$6,538	3.8%	$9,508	5.9%	$20,229	5.9%	$18,426	5.9%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	—	—%	16	—%	—	—%	36	—%
Restructuring (1)	8,176	4.8%	—	—%	8,176	2.4%	—	—%
Acquisition-related costs	—	—%	—	—%	—	—%	22	—%
Foreign currency losses, net	190	0.1%	686	0.4%	332	0.1%	1,214	0.4%
Tax effect on adjustments	(2,205)	-1.3%	(165)	-0.1%	(2,239)	-0.7%	(304)	-0.1%
Non-GAAP net income	$12,699	7.4%	$10,045	6.2%	$26,498	7.7%	$19,394	6.2%

Non-GAAP net income per share:
Basic	$1.85		$1.44		$3.84		$2.75
Diluted	$1.83		$1.42		$3.80		$2.70

Weighted average number of shares outstanding:
Basic	6,834		6,983		6,880		7,051
Diluted	6,911		7,080		6,961		7,166

(1) Includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
JUNE 29, 2024 COMPARED TO JULY 1, 2023
(IN THOUSANDS)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	June 29, 2024	As a % of Revenue	July 1, 2023	As a % of Revenue	June 29, 2024	As a % of Revenue	July 1, 2023	As a % of Revenue
Revenues	$171,442	100.0%	$161,965	100.0%	$343,230	100.0%	$314,810	100.0%

Net income	$6,538	3.8%	$9,508	5.9%	$20,229	5.9%	$18,426	5.9%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	—	—%	16	—%	—	—%	36	—%
Restructuring (1)	8,176	4.8%	—	—%	8,176	2.4%	—	—%
Acquisition-related costs	—	—%	—	—%	—	—%	22	—%
Foreign currency losses, net	190	0.1%	686	0.4%	332	0.1%	1,214	0.4%
Tax effect on adjustments	(2,205)	-1.3%	(165)	-0.1%	(2,239)	-0.7%	(304)	-0.1%
Non-GAAP net income	$12,699	7.4%	$10,045	6.2%	$26,498	7.7%	$19,394	6.2%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	1,483	0.9%	1,616	1.0%	1,948	0.6%	2,187	0.7%
Provision for income taxes	5,281	3.1%	4,269	2.6%	10,636	3.1%	8,084	2.6%
Depreciation and amortization	2,811	1.6%	2,872	1.8%	5,603	1.6%	5,815	1.8%
Non-GAAP EBITDA	$22,274	13.0%	$18,802	11.6%	$44,685	13.0%	$35,480	11.3%

(1) Includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	June 29, 2024	December 30, 2023
Assets
Cash and cash equivalents	$24,649	$45,586
Accounts receivable and unbilled services, net	216,570	199,556
Other current assets	29,961	20,334
Total current assets	271,180	265,476

Property and equipment, net	36,817	38,176
Goodwill and intangible assets, net	101,836	101,185
Right-of-use assets	81,338	86,887
Other assets	54,841	61,487
Total assets	$546,012	$553,211

Liabilities and Shareholders’ Equity
Accounts payable	$22,997	$28,701
Accrued expenses	113,252	171,040
Current portion of lease liabilities	16,966	16,475
Revolving line of credit	87,000	—
Other current liabilities	12,456	19,871
Total current liabilities	252,671	236,087
Non-current portion of lease liabilities	84,492	92,280
Other non-current liabilities	17,100	12,743
Total liabilities	354,263	341,110

Total shareholders’ equity	191,749	212,101
Total liabilities and shareholders’ equity	$546,012	$553,211

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Fiscal Year-to-Date Period Ended
	June 29, 2024	July 1, 2023
Operating activities:
Net income	$20,229	$18,426
Adjustments to reconcile net income to net cash used in operating activities:
Non-cash items, net	15,769	15,200
Accounts receivable and unbilled services	(18,476)	(16,415)
Working capital items, net	(78,795)	(82,190)
Net cash used in operating activities	(61,273)	(64,979)

Investing activities:
Purchases of property and equipment, net	(3,046)	(1,282)
Consideration paid for acquisition, net	(1,500)	(570)
Net cash used in investing activities	(4,546)	(1,852)

Financing activities:
Borrowings under revolving line of credit	93,000	105,000
Repayments under revolving line of credit	(6,000)	(25,000)
Tax withholding payments reimbursed by shares	(1,977)	(2,009)
Cash dividends paid	(5,976)	(5,230)
Repurchase of common stock	(33,348)	(23,577)
Net cash provided by financing activities	45,699	49,184
Effect of foreign exchange rates on cash and cash equivalents	(817)	471
Net decrease in cash and cash equivalents	(20,937)	(17,176)
Cash and cash equivalents at beginning of period	45,586	31,447
Cash and cash equivalents at end of period	$24,649	$14,271

Noncash investing and financing activities:
Increase in accounts payable and accrued expenses for property and equipment	$553	$376
Excise tax on share repurchases	$(300)	$(200)
Right-of-use assets obtained in exchange for lease obligations	$2,329	$190
Supplemental cash flow information:
Cash paid for taxes	$12,681	$6,218
Cash paid for interest	$1,533	$2,178
Cash paid for amounts included in operating lease liabilities	$11,163	$11,077